UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06179

             Flaherty & Crumrine Preferred Income Fund Incorporated
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FLAHERTY & CRUMRINE PREFERRED INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Fund:

     There can be no mincing words. The preferred market had an awful year. As the table demonstrates, the environment has been extremely difficult for PFD, which must invest most of its assets in preferred securities and which utilizes leverage to achieve its goal of producing a high level of current income. The most positive thing we can say about these numbers stems from our fervent belief that, at present, preferred securities prices have simply fallen too much, and, over time, will recover.

                       TOTAL RETURN ON NET ASSET VALUE(1)
                       FOR PERIODS ENDED NOVEMBER 30, 2008

                                     ACTUAL RETURNS            AVERAGE ANNUALIZED RETURNS
                                ------------------------   ---------------------------------
                                 THREE     SIX      ONE     THREE    FIVE     TEN    LIFE OF
                                MONTHS   MONTHS    YEAR     YEARS    YEARS   YEARS   FUND(2)
                                ------   ------   ------   ------   ------   -----   -------
Flaherty & Crumrine Preferred
   Income Fund ..............   -33.9%   -43.3%   -48.8%   -20.9%   -11.2%   -1.8%     5.3%
Lipper Domestic Investment
   Grade Funds(3) ...........   -15.2%   -17.1%   -17.6%    -2.8%     0.2%    3.4%     5.8%

----------
(1) Based on monthly data provided by Lipper Inc. in each calendar month during the relevant period. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the methodology used elsewhere in this report.

(2)  Since inception on January 31, 1991.

(3) Reflects the equally-weighted average performance returns of all closed-end funds in Lipper's Domestic Investment-Grade funds category in each month during the period. The category currently includes closed-end funds in the U.S. Mortgage and Corporate Debt BBB Rated sub-categories and has included other sub-categories in prior periods. Although the investment strategies used by the Fund differ significantly from the strategies used by these other fixed-income funds, the Fund seeks to accomplish a similar objective.

     We encourage you to read the "Discussion Topics" that follow for a more thorough analysis of the Fund's investment performance. We've also included the performance of several preferred market indices for further comparison.

     Once more we struggle to find appropriate words to describe events in the financial markets. Although evidence of market troubles first appeared in mid-2007, there can be little doubt that in recent months we have witnessed the worst fallout from the financial crisis. Over a ten day period in September, the government placed Fannie Mae and Freddie Mac into conservatorship, Lehman Brothers filed for bankruptcy and AIG required the first of two massive doses of government assistance. Like a financial earthquake, these events sent tremors throughout the financial system, with the preferred market situated near the epicenter.

     In response, the Federal Reserve has flooded the system with liquidity, and numerous new government programs designed to stabilize the financial system have been created. The critical objective of each program is to restore confidence in the system, and to that end no amount of effort (or money) has been spared. Many of these efforts appear to be taking hold, and while we are clearly in the midst of a severe economic slowdown, the foundation for recovery is being established.

     Of these government programs, the Capital Purchase Program ("CPP") launched in mid-October had the greatest significance for the Fund. Through this program, the government injected almost $350 billion of capital into qualifying banks and finance companies by purchasing newly issued preferred securities. The preferred market got a boost when it was disclosed that EXISTING preferred securities of companies that participate in the program will typically RANK EQUAL OR SENIOR to those held by the government.

     Most of the new government programs are aimed at shoring up the financial industry (commercial banks, investment banks and insurance companies). Despite having disproportionately less exposure to financials when compared to the overall preferred universe1, the Fund's performance has been hurt badly by the industry downturn. At their lowest levels, prices on some financial issues had fallen by over 75%. Once the lifeline of government aid reaches a particular company, prices on its securities tend to rebound, but they remain well below earlier levels. Of the 22 bank and finance companies owned in the Fund, 16 have received government assistance or have been acquired by stronger institutions.

     Much of the price decline can be attributed to concerns about credit quality, but as we've discussed in the past, technical factors like the ongoing massive, economy-wide deleveraging and a dramatic decline in market liquidity have hurt valuations as well. Issues of utility and energy companies, which comprise most of the non-financial portion of the portfolio, also experienced substantial price declines during the period. While concerns about credit quality may have contributed to these price declines, technical factors have played a major role.

     Market conditions have made it necessary to reduce the amount of leverage employed by the Fund. As the value of the Fund's investment portfolio declined, the ratio of assets to liabilities fell below required levels. The only remedy has been to redeem a portion of the leverage. To date the Fund has redeemed 31.5%, or $25.2 million, of the leverage in place at the beginning of the year. Leverage is critical for enabling the Fund to achieve its goal of providing high current income -- we encourage you to carefully read the discussion topics that follow.

     An unavoidable consequence of deleveraging has been a reduction in the amount of income available to shareholders in the form of monthly dividends. Simply put, the Fund sold assets in order to redeem leverage, and fewer assets mean less income generated. Since the beginning of fiscal 2008, market conditions have required us to reduce the monthly dividend several times, for a total reduction of 26.7%. Again, this important topic is addressed more fully in the discussion topics.

     The unprecedented turbulence in financial markets also prompted the Fund to modify its interest-rate hedging strategy this year. As the credit crisis intensified in 2008, the normal relationship between the prices of preferred securities and the Fund's interest rate hedge positions (primarily options on Treasury bond futures and interest rate swaps) weakened or even reversed, so that the hedge could not be used effectively

----------
1 According to the Flaherty & Crumrine website, www.preferredstockguide.com, preferred securities issued by financial companies comprise 85% of the face value of the overall preferred market. As of November 30, 2008, 53% of the market value of PFD's portfolio was in financials.

to help stabilize the Fund's NAV. At the same time, the yield curve steepened and option prices rose, increasing the cost of hedging. As these conditions developed, the Fund scaled back its interest rate hedge positions, removing them entirely by the end of 2008. We continue to review the effectiveness of the Fund's hedging strategies, and we anticipate using some hedging instruments when we believe it can accomplish its goals. For the most part, that means markets returning to more normal relationships. We don't know when that day will come, but we remain confident that it will.

     Where do we go from here? Just about any fixed-income investment that doesn't have "US Treasury" in its name has likely declined substantially in price over recent months, but the market for preferred securities has been particularly hard hit. Price declines of 50-75% on investment grade preferreds have not been unusual. We believe the preferred market is significantly undervalued at this time and that long-term investors will be rewarded handsomely for their patience. This conclusion is based upon our analysis described in the discussion topics and on the Fund's website.

     Finally, we know this has been an extremely difficult year for shareholders, and while we might like to say we have been here before, we can't because we haven't. We believe that our fundamental approach to portfolio management has helped us avoid most of the credit casualties (the biggest exception being our exposure to Lehman Brothers Holdings). We also believe the current portfolio is comprised of survivors. The steps taken by the Fed and Treasury are starting to gain traction and will help. Economic downturns are always followed by recoveries and the incoming administration has indicated that stabilizing the economy is its highest priority. Although we cannot say exactly when the preferred market will recover, we look forward to a much happier 2009!

     Sincerely,


     /s/ Donald F. Crumrine                    /s/ Robert M. Ettinger

     Donald F. Crumrine                        Robert M. Ettinger
     Chairman of the Board                     President

     January 13, 2009

                                DISCUSSION TOPICS

THE FUND'S PREFERRED SECURITIES PORTFOLIO AND COMPONENTS OF TOTAL RETURN ON NAV

     It's pretty safe to say the preferred securities market suffered its worst year in history in 2008. While no index comprehensively reflects the preferred market, Merrill Lynch publishes four different indices which attempt to measure performance of some sectors of the investment-grade preferred securities market: the Merrill Lynch 8% Capped DRD Preferred Stock Index (which includes traditional tax-advantaged preferred stocks); the Merrill Lynch 8% Capped Hybrid Preferred Securities Index (which includes fully-taxable, exchange-traded preferred securities); the Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index (which includes fully taxable capital securities); and the Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index (which includes both tax-advantaged and taxable preferred securities with adjustable dividends). Set forth below are the six month and twelve month total returns of these indices:

          TOTAL RETURNS OF MERRILL LYNCH PREFERRED SECURITIES INDICES*
                       FOR PERIODS ENDED NOVEMBER 30, 2008

                                                                         SIX MONTHS   ONE YEAR
                                                                         ----------   --------
Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) ................     -41.5%      -41.9%
Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) ........     -25.7%      -21.9%
Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) ..     -32.2%      -35.9%
Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) ...     -51.4%      -54.4%

* The Merrill Lynch 8% Capped DRD Preferred IndexSM includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividends received deduction with issuer concentration capped at a maximum of 8%. The Merrill Lynch 8% Capped Hybrid Preferred IndexSM includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Merrill Lynch 7% Capped Adjustable Rate Preferred Securities IndexSM includes adjustable rate preferred securities issued by US corporations and government agencies with issuer concentration capped at a maximum of 7%. All index returns include interest and dividend income and, unlike the Fund's returns, are unmanaged and do not reflect any expenses.

     While we realize it's only small consolation, as set forth in the table below, the Fund's total return on its securities portfolio before leverage exceeded most of these indices. Unfortunately, the Fund's strategy of using leverage to increase current income amplified its negative returns, and coupled with its expenses and hedging strategy, caused the NAV of the Fund to underperform most of the unleveraged indices.

     The table below reflects performance of each investment tool used by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates; and (c) issuing an auction-rate preferred stock to leverage and enhance returns to Common Stock shareholders. The table then adjusts for the impact of the Fund's operating expenses to arrive at a total return on NAV (which factors in all of these items).

                     COMPONENTS OF PFD'S TOTAL RETURN ON NAV
                       FOR PERIODS ENDED NOVEMBER 30, 2008

                                                   SIX MONTHS   ONE YEAR
                                                   ----------   --------
Total Return on Unleveraged Securities Portfolio
   (including principal and income) ............     -24.3%      -27.7%
Return from Interest Rate Hedging Strategy .....      -0.5%       -0.4%
Impact of Leverage .............................     -17.5%      -18.7%
Expenses .......................................      -1.0%       -2.0%
                                                     -----       -----
   TOTAL RETURN ON NAV .........................     -43.3%      -48.8%

TOTAL RETURN ON MARKET PRICE OF FUND SHARES

     While our focus is primarily on managing the Fund's portfolio, an investor's actual return is comprised of monthly dividend payments plus changes in the Fund's market price. The loss-of-confidence factors that hurt prices of securities in the Fund's portfolio also caused selling of shares of the Fund itself that widened the Fund's market-price discount to NAV. This double negative resulted in a total return on market value for the year ended November 30, 2008 of -49.3%. During the fourth fiscal quarter alone, total return on MARKET VALUE was -41.5%.

     Of course, the factors impacting prices of securities in the Fund's portfolio also drove down the price of the Fund. The market price hit a low of $2.82 on October 10th. As of December 31st, subsequent to the Fund's fiscal year end the price had recovered some, closing the calendar year at $5.90.

     As can be seen from the chart below, the gap between the price of the Fund and the intrinsic value of the Fund (NAV) reached its widest level ever during October. No surprise, the record discount coincided with share price closing lows.

                 FLAHERTY & CRUMRINE PREFERRED INCOME FUND (PFD)
          PREMIUM/DISCOUNT OF MARKET PRICE TO NAV 12/1/1999 TO 1/9/2009

                               (PERFORMANCE GRAPH)


 12/3/99   -0.1115
12/10/99   -0.1164
12/17/99   -0.1277
12/24/99   -0.1624
12/31/99   -0.1084
  1/7/00   -0.0771
 1/14/00   -0.0451
 1/21/00   -0.1203
 1/28/00   -0.1392
  2/4/00   -0.0511
 2/11/00   -0.0641
 2/18/00   -0.0872
 2/25/00   -0.0812
  3/3/00   -0.0585
 3/10/00   -0.0526
 3/17/00   -0.0706
 3/24/00   -0.1058
 3/31/00   -0.1052
  4/7/00   -0.0782
 4/14/00   -0.0904
 4/21/00   -0.0868
 4/28/00   -0.0757
  5/5/00   -0.0591
 5/12/00   -0.0608
 5/19/00   -0.0438
 5/26/00   -0.0407
  6/2/00   -0.0482
  6/9/00   -0.0639
 6/16/00    -0.067
 6/23/00   -0.0678
 6/30/00     -0.08
  7/7/00   -0.0807
 7/14/00   -0.0755
 7/21/00   -0.0842
 7/28/00   -0.0816
  8/4/00   -0.0851
 8/11/00   -0.0865
 8/18/00   -0.0672
 8/25/00   -0.0851
  9/1/00   -0.0681
  9/8/00   -0.0794
 9/15/00   -0.0858
 9/22/00   -0.0905
 9/29/00   -0.1071
 10/6/00   -0.0866
10/13/00   -0.0872
10/20/00   -0.0845
10/27/00   -0.0695
 11/3/00   -0.0571
11/10/00   -0.0734
11/17/00   -0.0991
11/24/00   -0.1379
 12/1/00   -0.0864
 12/8/00   -0.0877
12/15/00   -0.1171
12/22/00   -0.0939
12/29/00   -0.0965
  1/5/01   -0.0328
 1/12/01    0.0028
 1/19/01   -0.0285
 1/26/01    -0.036
  2/2/01   -0.0414
  2/9/01    -0.029
 2/16/01   -0.0314
 2/23/01   -0.0321
  3/2/01    0.0007
  3/9/01   -0.0517
 3/16/01   -0.0586
 3/23/01   -0.0288
 3/30/01   -0.0203
  4/6/01   -0.0094
 4/13/01    0.0117
 4/20/01   -0.0229
 4/27/01   -0.0088
  5/4/01    0.0072
 5/11/01   -0.0146
 5/18/01    0.0029
 5/25/01    -0.016
  6/1/01     0.018
  6/8/01   -0.0215
 6/15/01   -0.0405
 6/22/01   -0.0503
 6/29/01   -0.0258
  7/6/01    0.0064
 7/13/01    -0.041
 7/20/01    0.0021
 7/27/01    0.0308
  8/3/01   -0.0175
 8/10/01   -0.0473
 8/17/01   -0.0282
 8/24/01   -0.0221
 8/31/01   -0.0475
  9/7/01   -0.0007
 9/14/01   -0.0007
 9/21/01   -0.0173
 9/28/01    -0.012
 10/5/01    0.0069
10/12/01     0.023
10/19/01    -0.009
10/26/01    0.0275
 11/2/01    0.0089
 11/9/01    0.0034
11/16/01    0.0178
11/23/01     0.022
11/30/01   -0.0096
 12/7/01    0.0138
12/14/01    0.0152
12/21/01     0.043
12/28/01    0.0271
  1/4/02    0.0437
 1/11/02    0.0323
 1/18/02    0.0447
 1/25/02    0.0608
  2/1/02    0.0754
  2/8/02    0.0924
 2/15/02    0.0755
 2/22/02    0.1158
  3/1/02    0.1186
  3/8/02    0.0395
 3/15/02    0.0437
 3/22/02    0.0212
 3/29/02    0.0212
  4/5/02    0.0246
 4/12/02    0.0423
 4/19/02    0.0539
 4/26/02    0.0312
  5/3/02    0.0468
 5/10/02    0.0408
 5/17/02    0.0434
 5/24/02    0.0542
 5/31/02    0.0543
  6/7/02    0.0704
 6/14/02    0.0505
 6/21/02    0.0478
 6/28/02     0.087
  7/5/02    0.0691
 7/12/02    0.0545
 7/19/02    0.1276
 7/26/02    0.1241
  8/2/02    0.1051
  8/9/02    0.0865
 8/16/02    0.1032
 8/23/02    0.1103
 8/30/02    0.1209
  9/6/02    0.1169
 9/13/02    0.0972
 9/20/02    0.0948
 9/27/02    0.0932
 10/4/02     0.111
10/11/02    0.1724
10/18/02    0.0412
10/25/02    0.0914
 11/1/02    0.0724
 11/8/02    0.1039
11/15/02    0.1113
11/22/02     0.055
11/29/02    0.1005
 12/6/02    0.1217
12/13/02    0.0917
12/20/02    0.1085
12/27/02    0.1129
  1/3/03    0.1149
 1/10/03    0.0859
 1/17/03    0.1459
 1/24/03    0.1461
 1/31/03    0.1557
  2/7/03    0.1483
 2/14/03    0.1544
 2/21/03     0.145
 2/28/03    0.1285
  3/7/03    0.1442
 3/14/03    0.1508
 3/21/03    0.1146
 3/28/03    0.1098
  4/4/03    0.1478
 4/11/03    0.1382
 4/18/03    0.1384
 4/25/03    0.1251
  5/2/03    0.0749
  5/9/03    0.0459
 5/16/03    0.0373
 5/23/03    0.0371
 5/30/03    0.0701
  6/6/03    0.0286
 6/13/03    0.0336
 6/20/03    0.0453
 6/27/03    0.0483
  7/4/03    0.0605
 7/11/03    0.0217
 7/18/03     0.009
 7/25/03     0.002
  8/1/03   -0.0282
  8/8/03   -0.0206
 8/15/03    -0.023
 8/22/03   -0.0148
 8/29/03   -0.0019
  9/5/03    0.0026
 9/12/03   -0.0051
 9/19/03   -0.0151
 9/26/03   -0.0393
 10/3/03   -0.0233
10/10/03   -0.0196
10/17/03   -0.0309
10/24/03    -0.022
10/31/03    0.0314
 11/7/03    0.0076
11/14/03    0.0413
11/21/03    0.0882
11/28/03    0.1136
 12/5/03    0.1202
12/12/03    0.1321
12/19/03    0.1348
12/26/03    0.1471
  1/2/04     0.155
  1/9/04    0.1432
 1/16/04    0.1418
 1/23/04    0.1599
 1/30/04    0.1306
  2/6/04     0.134
 2/13/04    0.1366
 2/20/04    0.1633
 2/27/04    0.1588
  3/5/04    0.1749
 3/12/04     0.169
 3/19/04    0.1859
 3/26/04    0.2086
  4/2/04     0.181
  4/9/04    0.0637
 4/16/04    0.0453
 4/23/04    0.0119
 4/30/04    0.0107
  5/7/04   -0.0108
 5/14/04    0.0206
 5/21/04    0.0682
 5/28/04    0.1405
  6/4/04     0.118
 6/11/04    0.1393
 6/18/04    0.1446
 6/25/04    0.1479
  7/2/04     0.139
  7/9/04    0.1269
 7/16/04    0.1148
 7/23/04    0.1175
 7/30/04    0.0982
  8/6/04    0.1063
 8/13/04    0.1201
 8/20/04    0.1635
 8/27/04    0.1613
  9/3/04    0.1708
 9/10/04    0.1722
 9/17/04    0.1653
 9/24/04    0.1349
 10/1/04    0.1391
 10/8/04    0.1691
10/15/04    0.1668
10/22/04    0.1718
10/29/04    0.1626
 11/5/04    0.1553
11/12/04    0.1617
11/19/04    0.1706
11/26/04    0.1659
 12/3/04     0.098
12/10/04    0.0919
12/17/04    0.1169
12/24/04    0.1499
12/31/04    0.1485
  1/7/05    0.1541
 1/14/05    0.1296
 1/21/05    0.1385
 1/28/05    0.1461
  2/4/05    0.1303
 2/11/05    0.1475
 2/18/05    0.1687
 2/25/05    0.1578
  3/4/05      0.13
 3/11/05    0.1076
 3/18/05    0.0069
 3/25/05   -0.0114
  4/1/05    0.0025
  4/8/05    0.0214
 4/15/05    0.0206
 4/22/05    0.0056
 4/29/05    0.0449
  5/6/05    0.0592
 5/13/05    0.0462
 5/20/05    0.0477
 5/27/05     0.047
  6/3/05    0.0546
 6/10/05    0.0631
 6/17/05    0.0377
 6/24/05    0.0456
  7/1/05    0.0848
  7/8/05    0.1081
 7/15/05    0.1289
 7/22/05    0.1312
 7/29/05    0.1009
  8/5/05    0.1136
 8/12/05    0.1132
 8/19/05    0.1237
 8/26/05    0.1152
  9/2/05    0.1153
  9/9/05    0.1387
 9/16/05    0.1465
 9/23/05    0.1068
 9/30/05    0.0504
 10/7/05    0.0924
10/14/05    0.0507
10/21/05    0.0378
10/28/05    0.0252
 11/4/05    0.0262
11/11/05    0.0502
11/18/05    0.0698
11/25/05    0.0885
 12/2/05    0.0479
 12/9/05    0.0603
12/16/05     0.047
12/23/05    0.0461
12/30/05    0.0462
  1/6/06    0.0636
 1/13/06    0.0542
 1/20/06    0.0823
 1/27/06    0.0977
  2/3/06    0.0877
 2/10/06    0.0797
 2/17/06    0.0775
 2/24/06    0.0689
  3/3/06    0.0945
 3/10/06    0.0561
 3/17/06    0.0425
 3/24/06    0.0388
 3/31/06    0.0442
  4/7/06    0.0384
 4/14/06    0.0162
 4/21/06    0.0065
 4/28/06     0.021
  5/5/06    0.0256
 5/12/06    0.0355
 5/19/06    0.0242
 5/26/06    0.0205
  6/2/06    0.0244
  6/9/06    0.0013
 6/16/06     0.014
 6/23/06    0.0228
 6/30/06    0.0167
  7/7/06    0.0073
 7/14/06    0.0073
 7/21/06    0.0413
 7/28/06    0.0605
  8/4/06    0.0603
 8/11/06     0.074
 8/18/06    0.0552
 8/25/06    0.0672
  9/1/06    0.0869
  9/8/06    0.0773
 9/15/06    0.0778
 9/22/06    0.0616
 9/29/06      0.07
 10/6/06    0.0924
10/13/06    0.0805
10/20/06    0.0841
10/27/06    0.0695
 11/3/06    0.0722
11/10/06     0.071
11/17/06    0.0739
11/24/06    0.0843
 12/1/06    0.0601
 12/8/06     0.077
12/15/06    0.0785
12/22/06    0.0789
12/29/06    0.0835
  1/5/07    0.0842
 1/12/07    0.1124
 1/19/07    0.1108
 1/26/07    0.1283
  2/2/07    0.1076
  2/9/07    0.1283
 2/16/07    0.0955
 2/23/07    0.1051
  3/2/07    0.0724
  3/9/07    0.0751
 3/16/07    0.0679
 3/23/07    0.1049
 3/30/07    0.1061
  4/5/07    0.1342
 4/13/07    0.1107
 4/20/07    0.1115
 4/27/07    0.1005
  5/4/07    0.0777
 5/11/07    0.0415
 5/18/07    0.0523
 5/25/07    0.0594
  6/1/07    0.0726
  6/8/07    0.0618
 6/15/07    0.0896
 6/22/07    0.0967
 6/29/07    0.0761
  7/6/07    0.0543
 7/13/07    0.0388
 7/20/07    0.0385
 7/27/07    0.0836
  8/3/07    0.0789
 8/10/07    0.0406
 8/17/07   -0.0186
 8/24/07    0.0227
 8/31/07   -0.0042
  9/7/07    0.0119
 9/14/07    0.0351
 9/21/07    0.0527
 9/28/07    0.0352
 10/5/07    0.0466
10/12/07   -0.0147
10/19/07   -0.0333
10/26/07    -0.012
 11/2/07   -0.0401
 11/9/07    -0.084
11/16/07   -0.0359
11/23/07   -0.0448
11/30/07   -0.0342
 12/7/07    -0.041
12/14/07   -0.0496
12/21/07   -0.0189
12/28/07    -0.031
  1/4/08   -0.0063
 1/11/08   -0.0195
 1/18/08   -0.0078
 1/25/08    0.0804
  2/1/08   -0.0115
  2/8/08    0.0016
 2/15/08   -0.0508
 2/22/08   -0.0345
 2/29/08   -0.0491
  3/7/08   -0.0076
 3/14/08   -0.0617
 3/20/08   -0.0411
 3/28/08   -0.0564
  4/4/08   -0.0664
 4/11/08   -0.0675
 4/18/08   -0.0617
 4/25/08    0.0054
  5/2/08    -0.015
  5/9/08   -0.0279
 5/16/08    0.0088
 5/23/08    0.0329
 5/30/08     0.052
  6/6/08    0.0422
 6/13/08    0.0287
 6/20/08    0.0439
 6/27/08   -0.0048
 6/30/08    0.0156
  7/3/08   -0.0069
 7/11/08   -0.0199
 7/18/08      0.12
 7/25/08    0.0516
  8/1/08    0.0625
  8/8/08    0.0896
 8/15/08    0.0744
 8/22/08    0.0905
 8/29/08    0.0792
  9/5/08     0.084
 9/12/08    0.1344
 9/19/08    0.1288
 9/26/08    0.1181
 10/3/08   -0.2996
10/10/08    -0.513
10/17/08    -0.173
10/24/08   -0.3108
10/31/08   -0.1351
 11/7/08   -0.1248
11/14/08   -0.2504
11/21/08   -0.3508
11/28/08   -0.0518
 12/5/08   -0.2147
12/12/08    -0.099
12/19/08   -0.0248
12/26/08   -0.0939
12/31/08   -0.0923
  1/2/09   -0.0061
  1/9/09    0.1595

     We have often observed year-end selling pressure in the Fund as investors attempt to realize gains or losses for tax purposes. Given the sharp decline in the Fund's price, this year appeared to be no different. We were heartened to see some price recovery in December, which probably means the Fund's high current yield on market price, 12.8% as of December 31st, has attracted new investors.

MONTHLY DISTRIBUTIONS TO FUND SHAREHOLDERS

     The monthly distribution paid to shareholders is intended to reflect current market conditions, but we also must make assumptions about the future. We begin with an estimate of the sustainable income generated from the investment portfolio, and end with a forecast of expenses. While it sounds simple, in periods of rapid change, forecasting income and expenses becomes more art than science. As a result, the monthly dividend rate changed several times this year. A portion of the distributions in calender year 2008 were classified as a tax return of capital rather than ordinary income.

     Since the beginning of fiscal 2008, the monthly dividend has been reduced from $0.086 to $0.063. Most of the dividend reduction in 2008 can be attributed to deleveraging. The reasons for deleveraging are discussed in detail below, but the impact on the Fund's monthly dividend is fairly obvious -- in order to redeem or purchase a portion of its outstanding leverage, the Fund had to sell assets. As a result, the smaller portfolio generated less income; and while a smaller leverage balance helped reduce expenses, the net result was less income available to common shareholders.

THE FUND'S LEVERAGE

     Let's start with, "Why does the Fund use leverage?" The answer is that the cost of leverage typically is lower than the yield on the Fund's portfolio and provides a valuable net addition to income for common shareholders. Since the Fund's inception, Auction Preferred Stock ("APS") has been the most effective form of leverage for a fund such as PFD, and an integral component of the Fund's income objective. However, earlier this year the auction process became a casualty of the liquidity crisis, and by February auctions were "failing". (This unfortunate terminology is used when there are not enough new investors to absorb the shares available for sale at or below the issue's maximum dividend rate. It should not be confused with a default by the issuer.)

     Each issue of APS specifies how the rate will be determined when an auction fails. In the case of PFD, if an auction fails, the rate is set at the higher of the 60 day non-financial commercial paper index plus 2.5%, or that same index times 1.75. Since February, the rates paid by the Fund have been determined in this manner.

     Fortunately, as Federal Reserve efforts to lower short-term interest rates (including the benchmark commercial paper index) have finally started to work, rates being paid by the Fund have dropped as well, and are now well below where they were a year ago.

     Until recently, changes to the AMOUNT of leverage have been rare. However, during the last fiscal quarter the Fund redeemed $25.2 million of its APS. As of November 30, 2008, PFD had $54.8 million in auction preferred stock outstanding. The overall percent leverage represented by auction preferred stock to the Fund's total net assets available to common and preferred as of the same date was approximately 46.4%, reflecting the redemptions during the quarter (footnote 6 of the financial statements shows the details of these redemptions).

     When the Fund was created, certain requirements designed to protect the interest of APS investors were established. Among these, the Fund must meet certain asset coverage requirements. Essentially, this calculation compares the Fund's asset values (discounted according to a specific set of rules) to the liquidation value of the APS plus the Fund's other liabilities. If this discounted asset value does not meet or exceed this amount, the Fund may not set aside, declare or pay dividends to common stock shareholders, and it must take steps to "cure" this coverage test. To do so, the Fund may adjust holdings (certain assets receive better asset coverage treatment than others) and sell assets to raise cash. Proceeds from asset sales may be invested in higher quality, lower yielding securities or held in cash, or in some cases used to reduce leverage, to restore the required level of asset coverage. If market values continue to decline, additional sales may be needed. If asset values move higher, the asset coverage will improve and additional asset sales will not be required.

     If the Fund fails to meet this asset coverage test for ten business days, it is required to declare its intention to redeem at least enough shares of APS to once again pass the test (if you can't raise the bridge, you must lower the water). In addition, the Fund has the OPTION of redeeming APS on any given auction date (which recur every 49 days) or purchasing shares directly from APS holders in private transactions.

     In order to pay common stock dividends, the Fund must also meet certain requirements under the Investment Company Act of 1940. Among other things, the Act requires the Fund to have at least 200% asset coverage for its APS before it may declare a dividend to be paid to common stock shareholders. In other words, before declaring its dividend, a Fund has to have at least $2 of assets for every $1 of APS outstanding.

     While we were able to make significant progress in meeting the asset coverage tests by changing the composition of the portfolio, the Fund was forced to conduct mandatory redemptions in November. In addition, the Board of Directors of the Fund determined to further de-leverage through optional redemptions and share repurchases.

     We continue to explore alternatives to the APS, including debt financing. We want to be certain that any new type of leverage is consistent with the Fund's long term objectives. In the meantime, and importantly, the rates being paid on remaining APS have declined, along with other short-term interest rates, and still provide meaningful benefits to the dividend paid to common shareholders.

PREFERRED MARKET CONDITIONS

     As we've mentioned, prices on almost all preferred securities are down in recent months, and in some instances the declines are hard to fathom. Traditional valuation techniques have not been very useful in this environment, but one tool that helps frame the discussion is called DEFAULT TOLERANCE.

     We've posted a thorough discussion of our analysis on the Fund's website under the heading PREFERRED VALUATION AFTER THE TARP, and we encourage shareholders to check it out. For our purposes here, a summary will suffice.

     The objective of the analysis is to answer the question "GIVEN CURRENT VALUATIONS, WHAT PERCENTAGE OF THE PORTFOLIO WOULD HAVE TO DEFAULT TO LEAVE YOU WORSE OFF THAN BUYING A TEN-YEAR US TREASURY NOTE?" As with any model, there are assumptions made, but even with conservative assumptions, over the ten years beginning December 31, 2008, 48% of the Fund's current portfolio would have to default in order for the Treasury note to produce a better return. This is an extraordinarily high default rate.

     Looking rationally at preferred securities valuation leads us to the firm conclusion that preferreds are cheap. They are at historically wide spreads to benchmark fixed-income asset classes. They can tolerate very high default rates and still generate positive returns, and the government's actions to limit the severity of the recession should substantially reduce the risk that defaults get that severe. At more-reasonable default rates, preferreds can provide common equity-like returns with lower risk. We believe that preferred securities remain extremely attractive for long-term investors.

     However, we recognize that markets today are far from completely rational. Stung by losses, some leveraged preferred investors have been forced to exit the market, and many will not come back. Others see short-term risk that they feel outweighs preferreds' long-term potential, or they fear that new issue supply will prevent preferreds from recovering. Still others genuinely fear that the U.S. economy is headed for another Great Depression, despite all efforts to prevent it.

     We do not know precisely how this recession will play itself out. We can only assess the factors that we think will affect preferred valuation and act accordingly. All investing entails taking risks. Intelligent long-term investing entails taking risks when the potential payoffs are high and the probability of poor outcomes is low. We believe that in the preferred market, now is such a time.

     Although all companies have felt some strain from the recession and credit crunch, banks, finance companies, broker-dealers and, more recently, insurance companies have been most affected, given their direct and indirect exposure initially to the problems in housing and subsequently to financial markets. The pressure on preferred security valuations, especially those of financial issuers, intensified in early September with the federal government taking conservatorship of Fannie Mae and Freddie Mac (the GSEs), investing at a position senior to existing preferred holders and suspending the payment of preferred dividends. This proved a major catalyst for the collapse of preferred valuations (most dramatically for DRD eligible issues) beginning in September. These developments were closely followed by the bankruptcy of Lehman Brothers Holdings and the rescue of AIG. The surviving major broker-dealers reacted accordingly, with Merrill Lynch arranging a quick marriage with Bank of America and Goldman Sachs and Morgan Stanley converting to bank holding company registration, mandating a more conservative capital structure.

     Beginning in mid-September, the federal government response to these developments has been significant. After some resistance, Congress approved the Treasury's Troubled Assets Relief Program (TARP). Although the funding was initially envisioned to support asset valuations, on October 14th the Treasury announced the Capital Purchase Program for banks and thrifts under the TARP, with clarification that the government's equity investment will rank equal with (and not rank senior to) existing DRD eligible preferred shareholders and junior to taxable preferred securities. This restored confidence in a preferred market that had been weakened significantly by the events beginning with the GSE conservatorship, and should facilitate the eventual restoration of private equity into these companies.

     More recently, the Treasury announced a second round of preferred equity financing for Citigroup under the TARP, in addition to joining various other government agencies guaranteeing $306 billion of this systemically important institution's troubled assets. In doing so, the Treasury returned to the original focus of the TARP -- stabilizing asset valuations. Having committed the entire first tranche of TARP funding, the Treasury is now requesting the additional funds included in the initial legislation from Congress.

     In consultation with Treasury, over the same period the Federal Reserve and the FDIC have established or announced a variety of funding facilities or guarantee programs to help stabilize financial markets, the magnitude of which dwarf the size of TARP. These include liquidity facilities for banks, primary dealers, money market funds (using banks as intermediaries), commercial paper issuers and, most recently, asset-backed commercial paper issuers. Recent guarantee programs support intermediate bank debt issuers and money market funds. Announced for February 2009 are the Term Asset-backed Securities Loan Facility and the Government Sponsored Entities Purchase Program, to provide liquidity for consumer lending and to holders of GSE debt.

     The speed and magnitude of the federal government's response to developments which climaxed in September have been unprecedented. While all issuers of preferred securities face a difficult operating environment over the next several years, this will be especially true for banks and other financial companies. However, the federal government's prompt recent actions provide some assurance that the financial system will continue to function.

TAX ADVANTAGES OF 2008 CALENDAR YEAR DISTRIBUTIONS

     In 2008, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. QDI is taxed at a maximum 15% rate instead of an individual's ordinary income tax rate. In calendar year 2008, approximately 60.7% of distributions made by the Fund was eligible for QDI treatment. For an individual in the 28% tax bracket, this means that the Fund's total distributions will only be taxed at a blended 20.1% rate versus the 28% rate which would apply to distributions by a fund containing traditional corporate bonds. This tax advantage means that, all other things being equal, an individual in the 28% tax bracket who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $100 in distributions from a traditional corporate bond fund to net the same after-tax amount as the $90 in distributions paid by the Fund.

     For detailed information about the tax treatment of the particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

     Corporate shareholders also receive a federal tax benefit from the 55.2% of distributions that were eligible for the inter-corporate dividends received deduction or DRD.

     It is important to remember that the composition of the portfolio and the income distributions can change from one year to the next, and that the QDI or DRD portions of next year's distributions may not be the same (or even similar) to this year's.



     Pursuant to Rule 23c-1 under the Investment Company Act of 1940, the Fund is authorized to repurchase APS on the open market or through negotiated private transactions. Purchases of APS, if any, will be executed as market and business conditions warrant on the open market or in negotiated or block trades. The Fund is not obligated to repurchase any dollar amount or number of APS, and the timing and amount of any APS repurchased will depend on market conditions, share price, corporate and regulatory requirements, capital availability and other factors. Authorization to repurchase APS is at the discretion of the Fund's Board of Directors and may be limited or terminated at any time without prior notice.

Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OVERVIEW
NOVEMBER 30, 2008 (UNAUDITED)

FUND STATISTICS ON 11/30/08

Net Asset Value               $      5.98
Market Price                  $      5.67
Discount                             5.18%
Yield on Market Price               13.97%
Common Stock Shares
Outstanding                    10,585,648

MOODY'S RATINGS               % OF PORTFOLIO
---------------               --------------
AA                                  4.1%
A                                  10.5%
BBB                                47.4%
BB                                 20.5%
Below "BB"                          0.1%
Not Rated                           6.5%
                                   -----
Below Investment Grade*            16.6%

*    BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

                                  (PIE CHART)

INDUSTRY CATEGORIES           % OF PORTFOLIO
-------------------           --------------
Banking                              31%
Utilities                            25%
Insurance                            15%
Financial Services                    7%
Energy                                7%
Other                                15%

TOP 10 HOLDINGS BY ISSUER     % OF PORTFOLIO
-------------------------     --------------
National City                       5.3%
Merrill Lynch                       4.8%
Liberty Mutual Group                4.7%
Interstate Power & Light            4.3%
Sovereign Bancorp                   4.1%
Banco Santander                     4.1%
FBOP Corp                           4.0%
Ocean Spray                         2.9%
Kinder Morgan                       2.9%
Enbridge Energy Partners            2.5%

                                                          % OF PORTFOLIO**
                                                          ----------------
Holdings Generating Qualified Dividend Income (QDI) for
   Individuals                                                   56%
Holdings Generating Income Eligible for the Corporate
   Dividends Received Deduction (DRD)                            50%

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION. SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS FOR THE TAX CHARACTERIZATION OF 2008 DISTRIBUTIONS.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 2008

SHARES/$ PAR                                                                                            VALUE
------------                                                                                        ------------
PREFERRED SECURITIES -- 86.5%
              BANKING -- 31.0%
$  3,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ................................   $  2,524,146
               Banco Santander:
      25,000      Adj. Rate Pfd. ................................................................        214,063**(1)
     277,150      6.50% Pfd. ....................................................................      4,174,572**(1)
      27,750      6.80% Pfd. ....................................................................        438,797**(1)
$  4,800,000   Capital One Capital III, 7.686% 08/15/36 .........................................      2,220,384
$  5,210,000   CBG Florida REIT Corporation, 7.114%, 144A**** ...................................      1,042,000
      38,500   Citigroup, Inc., 8.125% Pfd., Series AA ..........................................        541,406*
      50,000   Cobank, ACB, 7.00% Pfd., 144A**** ................................................      1,335,500*
$  4,400,000   Comerica Capital Trust II, 6.576% 02/20/37 .......................................      1,680,826
       9,000   FBOP Corporation, Adj. Rate Pfd., 144A**** .......................................      4,725,000*
$  2,250,000   First Hawaiian Capital I, 8.343% 07/01/27, Series B ..............................      1,872,488(1)
       2,250   First Tennessee Bank, Adj. Rate Pfd., 144A**** ...................................      1,153,125*
$  1,500,000   First Union Capital II, 7.95% 11/15/29 ...........................................      1,218,008
$  1,000,000   Goldman Sachs Capital II, 5.793% .................................................        375,758
$    550,000   HBOS PLC, 6.657%, 144A**** .......................................................        256,337**(1)
       4,400   HSBC Series II, Variable Inverse Pfd., Pvt. ......................................             44*+
       2,500   HSBC USA, Inc., $2.8575 Pfd. .....................................................         90,860*
      15,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ..........................................        205,313
     274,200   National City Corporation, 9.875% Pfd. ...........................................      5,755,458*
      31,500   PFGI Capital Corporation, 7.75% Pfd. .............................................        535,500
$  1,500,000   Regions Financing Trust II, 6.625% 05/15/47 ......................................        663,752
     271,480   Sovereign Bancorp, 7.30% Pfd., Series C ..........................................      3,664,980*
      20,100   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 ...................................        303,385
       1,000   Sovereign REIT, 12.00% Pfd., Series A, 144A**** ..................................        896,330
               U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
          11      Series 2006-5, Variable Rate Pfd., 144A**** ...................................            275*+
          11      Series 2006-6, Variable Rate Pfd., 144A**** ...................................            275*+
$  1,000,000   Washington Mutual Preferred Funding IV, 9.75%, 144A**** ..........................            700++
$  1,600,000   Webster Capital Trust IV, 7.65% 06/15/37 .........................................        674,059
                                                                                                    ------------
                                                                                                      36,563,341
                                                                                                    ------------
               FINANCIAL SERVICES -- 6.9%
     291,500   CIT Group, Inc., 6.35% Pfd., Series A ............................................      2,359,343*
       1,250   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ..............      1,155,575
      22,500   First Republic Preferred Capital Corporation II, 8.75% Pfd., Series B, 144A**** ..        420,750

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2008

SHARES/$ PAR                                                                                            VALUE
------------                                                                                        ------------
PREFERRED SECURITIES -- (CONTINUED)
               FINANCIAL SERVICES -- (CONTINUED)
               Goldman Sachs:
      20,200      Cabco Trust Capital I, Adj. Rate Pfd. 02/15/34 ................................   $    180,538
          11      Pass-Through Certificates, Class B, 144A**** ..................................              0*+
       2,500      STRIPES Custodial Receipts, Pvt. ..............................................             25*+
               Lehman Brothers Holdings, Inc.:
      15,000      5.67% Pfd., Series D ..........................................................          3,863*++
      19,500      5.94% Pfd., Series C ..........................................................          5,099*++
      25,000      6.50% Pfd., Series F ..........................................................          1,638*++
      27,500      7.95% Pfd. ....................................................................             61*++
               Merrill Lynch:
     108,000      Adj. Rate Pfd., Series 5 ......................................................        850,500*
       3,000      Series II STRIPES Custodial Receipts, Pvt. ....................................          7,530*+
     200,000      6.25% Pfd. ....................................................................      2,537,500*
      48,700      6.70% Pfd. ....................................................................        678,878*
                                                                                                    ------------
                                                                                                       8,201,300
                                                                                                    ------------
               INSURANCE -- 12.6%
$  3,750,000   AON Capital Trust A, 8.205% 01/01/27 .............................................      1,909,740
      34,000   Arch Capital Group Ltd., 8.00% Pfd., Series A ....................................        581,189**(1)
      35,900   Axis Capital Holdings, 7.50% Pfd., Series B ......................................      1,912,799(1)
      90,600   Delphi Financial Group, 7.376% Pfd. 05/15/37 .....................................        869,198
$  3,000,000   Everest Re Holdings, 6.60% 05/15/37 ..............................................      1,251,405
               Liberty Mutual Group:
$  4,500,000      7.80% 03/15/37, 144A**** ......................................................      2,305,278
$    500,000      10.75% 06/15/58, 144A**** .....................................................        264,475
$  1,500,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A**** ................................        999,593
     100,000   MetLife, Inc., 6.50% Pfd., Series B ..............................................      1,246,880*
$  2,000,000   PartnerRe Finance II, 6.44% 12/01/66 .............................................      1,017,258(1)
               Renaissancere Holdings Ltd.:
      73,050      6.08% Pfd., Series C ..........................................................        904,359**(1)
      60,900      6.60% Pfd., Series D ..........................................................        852,600**(1)
       2,100      7.30% Pfd., Series B ..........................................................         31,106**(1)
     119,500   Scottish Re Group Ltd., 7.25% Pfd. ...............................................         68,414**(1)+
$    750,000   USF&G Capital, 8.312% 07/01/46, 144A**** .........................................        634,175
                                                                                                    ------------
                                                                                                      14,848,469
                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2008

SHARES/$ PAR                                                                                            VALUE
------------                                                                                        ------------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- 24.9%
Alabama Power Company:
         300      4.52% Pfd. ....................................................................   $     21,354*
       5,734      4.72% Pfd. ....................................................................        426,208*
      25,000      6.45% Pfd. ....................................................................        587,750*
       5,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ........................        472,000*
         900   Central Hudson Gas & Electric Corporation, 4.96% Pfd., Series E, Pvt. ............         67,500*
       5,560   Central Vermont Public Service Corporation, 8.30% Sinking Fund Pfd., Pvt. ........        557,390*
       1,905   Connecticut Light & Power Company, 6.56% Pfd., Series 1968 .......................         93,955*
       2,100   Consolidated Edison Company of New York, 4.65% Pfd., Series C ....................        162,036*
$    500,000   Dominion Resources, Inc., 7.50% ..................................................        255,297
               Duquesne Light Company:
       7,675      4.10% Pfd. ....................................................................        222,422*
       9,190      4.15% Pfd. ....................................................................        269,635*
         910      4.20% Pfd. ....................................................................         27,018*
       5,490      $2.10 Pfd., Series A ..........................................................        162,998*
      25,000   Entergy Arkansas, Inc., 6.45% Pfd. ...............................................        570,500*
      18,535   Florida Power Company, 4.75% Pfd. ................................................      1,429,975*
               Georgia Power Company:
      13,100      6.125% Pfd. ...................................................................        322,179*
       5,500      6.50% Pfd., Series 07-A .......................................................        478,500*
       2,010   Great Plains Energy, Inc., 4.50% Pfd. ............................................        149,243*
      50,000   Hawaiian Electric Company, Inc., 5.25% Pfd., Series H, Pvt. ......................      1,087,500*
      32,650   Indianapolis Power & Light Company, 5.65% Pfd. ...................................      2,621,142*
     199,000   Interstate Power & Light Company, 8.375% Pfd., Series B ..........................      5,074,500*
               Pacific Enterprises:
      22,430      $4.50 Pfd. ....................................................................      1,640,979*
      10,000      $4.75 Pfd., Series 53 .........................................................        772,200*
       1,095   PacifiCorp, 5.40% Pfd. ...........................................................         98,649*
$    500,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ..........................        443,844
       5,000   PPL Electric Utilities Corporation, 6.75% Pfd. ...................................        461,350*
$  2,975,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ........................................      1,506,243
               South Carolina Electric & Gas Company:
      24,456      5.125% Purchase Fund Pfd., Pvt. ...............................................      1,359,602*
       6,703      6.00% Purchase Fund Pfd., Pvt. ................................................        342,188*
               Southern California Edison:
      10,000      6.00% Pfd., Series C ..........................................................        874,500*
      15,000      6.125% Pfd. ...................................................................      1,346,100*

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2008

SHARES/$ PAR                                                                                            VALUE
------------                                                                                        ------------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
$  1,000,000   Southern Union Company, 7.20% 11/01/66 ...........................................   $    558,651
$    750,000   TXU Electric Capital V, 8.175% 01/30/37 ..........................................        511,725
               Union Electric Company:
      14,150      4.56% Pfd. ....................................................................        994,745*
      18,800      $7.64 Pfd. ....................................................................      1,929,350*
$  1,900,000   Wisconsin Energy Corporation, 6.25% 05/15/67 .....................................        951,269
       6,350   Wisconsin Power & Light Company, 6.20% Pfd. ......................................        567,936*
                                                                                                    ------------
                                                                                                      29,418,433
                                                                                                    ------------
               ENERGY -- 7.3%
$  4,500,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ......................................      2,988,671
$  2,600,000   Enterprise Products Partners, 7.034% 01/15/68 ....................................      1,353,823
       3,500   Kinder Morgan GP, Inc., 8.33% Pfd., 144A**** .....................................      3,379,845*
      10,000   Lasmo America Limited, 8.15% Pfd., 144A**** ......................................        943,200*(1)
                                                                                                    ------------
                                                                                                       8,665,539
                                                                                                    ------------
               MISCELLANEOUS INDUSTRIES -- 3.8%
      13,600   E.I. Du Pont de Nemours and Company, $4.50 Pfd., Series B ........................      1,025,526*
      40,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ..............................      3,429,600*
                                                                                                    ------------
                                                                                                       4,455,126
                                                                                                    ------------
               TOTAL PREFERRED SECURITIES
                  (Cost $166,556,755) ...........................................................    102,152,208
                                                                                                    ------------
CORPORATE DEBT SECURITIES -- 2.5%
               INSURANCE -- 2.5%
$  4,729,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ..............................      2,964,293
                                                                                                    ------------
                                                                                                       2,964,293
                                                                                                    ------------
               TOTAL CORPORATE DEBT SECURITIES
                  (Cost $4,646,114) .............................................................      2,964,293
                                                                                                    ------------
MONEY MARKET  FUND -- 9.7%
  11,460,772   BlackRock Provident Institutional, T-Fund ........................................     11,460,772
                                                                                                    ------------
               TOTAL MONEY MARKET FUND
                  (Cost $11,460,772) ............................................................     11,460,772
                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2008

TOTAL INVESTMENTS (Cost $182,663,641***) .............................................    98.7%     $116,577,273
OTHER ASSETS AND LIABILITIES (Net) ...................................................     1.3%        1,500,102
                                                                                         -----      ------------
TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK .............................   100.0%+++  $118,077,375
                                                                                         -----      ------------
AUCTION PREFERRED STOCK (APS) REDEMPTION VALUE .......................................               (54,800,000)
                                                                                                    ------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ...........................................              $ 63,277,375
                                                                                                    ============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**   Securities distributing Qualified Dividend Income only.

***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1)  Foreign Issuer.

+    Non-income producing.

++ The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

+++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

        ABBREVIATIONS:

CABCO   -- Corporate Asset Backed Corporation
PFD.    -- Preferred Securities
PVT.    -- Private Placement Securities
STRIPES -- Structured Residual Interest Preferred Enhanced Securities

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2008

ASSETS:
   Investments, at value (Cost $182,663,641) ...............                $116,577,273
   Receivable for investments sold .........................                     807,400
   Dividends and interest receivable .......................                   1,590,842
   Prepaid expenses ........................................                      69,935
                                                                            ------------
      Total Assets .........................................                 119,045,450
LIABILITIES:
   Dividends payable to Common Stock Shareholders ..........       73,203
   Investment advisory fee payable .........................       59,705
   Administration, Transfer Agent and Custodian fees
      payable ..............................................       20,557
   Audit fees payable ......................................       56,200
   Legal fees payable ......................................       18,956
   Directors' fees payable .................................          893
   Accrued expenses and other payables .....................       55,151
   Accumulated undeclared distributions to Auction Preferred
      Stock Shareholders ...................................      683,410
                                                               ----------
      Total Liabilities ....................................                     968,075
                                                                            ------------
   AUCTION PREFERRED STOCK (548 SHARES OUTSTANDING)
      REDEMPTION VALUE .....................................                  54,800,000
                                                                            ------------
NET ASSETS AVAILABLE TO COMMON STOCK .......................                $ 63,277,375
                                                                            ============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income ........                $   (882,350)
   Accumulated net realized loss on investments sold .......                 (21,933,777)
   Unrealized depreciation of investments ..................                 (66,086,368)
   Par value of Common Stock ...............................                     105,856
   Paid-in capital in excess of par value of Common Stock ..                 152,074,014
                                                                            ------------
      Total Net Assets Available to Common Stock ...........                $ 63,277,375
                                                                            ============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
   Common Stock (10,585,648 shares outstanding) ............                $       5.98
                                                                            ============

    The accompanying notes are an integral part of the financial statements.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME:
   Dividends+ ..............................................                $ 10,782,178
   Interest ................................................                   4,844,286
                                                                            ------------
      Total Investment Income ..............................                  15,626,464
EXPENSES:
   Investment advisory fee .................................   $1,053,785
   Administrator's fee .....................................      190,562
   Auction Preferred Stock broker commissions and auction
      agent fees ...........................................      204,137
   Audit fees ..............................................       68,700
   Legal fees ..............................................      138,030
   Insurance expense .......................................      127,682
   Transfer Agent fees .....................................       97,181
   Directors' fees .........................................       74,590
   Custodian fees ..........................................       24,013
   Compliance fees .........................................       37,719
   Other ...................................................      117,373
                                                               ----------
      Total Expenses .......................................                   2,133,772
                                                                            ------------
NET INVESTMENT INCOME ......................................                  13,492,692
                                                                            ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized loss on investments sold during the year ...                 (18,197,426)
   Net realized loss from written options during the year ..                     (72,444)
   Change in net unrealized appreciation/depreciation of
      investments ..........................................                 (53,709,204)
                                                                            ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ............                 (71,979,074)
                                                                            ------------
DISTRIBUTIONS TO AUCTION PREFERRED STOCK SHAREHOLDERS:
   From net investment income (including changes in
      accumulated undeclared distributions) ................                  (4,493,991)
                                                                            ------------
NET DECREASE IN NET ASSETS TO COMMON STOCK
   RESULTING FROM OPERATIONS ...............................                $(62,980,373)
                                                                            ============

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

                                                                YEAR ENDED     YEAR ENDED
                                                               NOVEMBER 30,   NOVEMBER 30,
                                                                   2008           2007
                                                               ------------   ------------
OPERATIONS:
   Net investment income ...................................   $ 13,492,692   $ 14,206,088
   Net realized loss on investments sold during the year ...    (18,269,870)    (2,175,890)
   Change in net unrealized depreciation of investments ....    (53,709,204)   (28,285,941)
   Distributions to APS* Shareholders from net investment
      income including changes in accumulated undeclared
      distributions ........................................     (4,493,991)    (3,924,462)
                                                               ------------   ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....    (62,980,373)   (20,180,205)
DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock
      Shareholders(1) ......................................     (9,155,620)   (10,848,863)
   Tax return of capital to Common Stock Shareholders ......       (556,396)            --
                                                               ------------   ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ........     (9,712,016)   (10,848,863)
FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend
      Reinvestment and Cash Purchase Plan ..................        415,249      1,108,498
                                                               ------------   ------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
      RESULTING FROM FUND SHARE TRANSACTIONS ...............        415,249      1,108,498
                                                               ------------   ------------
NET DECREASE IN NET ASSETS AVAILABLE TO COMMON
   STOCK FOR THE YEAR ......................................   $(72,277,140)  $(29,920,570)
                                                               ============   ============
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of year .......................................   $135,554,515   $165,475,085
   Net decrease in net assets during the year ..............    (72,277,140)   (29,920,570)
                                                               ------------   ------------
   End of year (including distributions in excess of net
      investment income of $(882,350) and $(956,093),
      respectively) ........................................   $ 63,277,375   $135,554,515
                                                               ============   ============

----------
* Auction Preferred Stock (formerly known as Money Market Cumulative Preferred(TM) Stock).

(1)  May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                      FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH YEAR.

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                               YEAR ENDED NOVEMBER 30,
                                                               ------------------------------------------------------
                                                                 2008        2007        2006       2005       2004
                                                               --------    --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .........................   $  12.85    $  15.80    $  15.26   $  15.49   $  15.85
                                                               --------    --------    --------   --------   --------
INVESTMENT OPERATIONS:
Net investment income ......................................       1.27        1.35        1.29       1.22       1.24
Net realized and unrealized gain/(loss) on investments .....      (6.80)      (2.90)       0.62      (0.07)     (0.31)

DISTRIBUTIONS TO APS* SHAREHOLDERS:
From net investment income .................................      (0.42)      (0.37)      (0.32)     (0.21)     (0.11)
                                                               --------    --------    --------   --------   --------
Total from investment operations ...........................      (5.95)      (1.92)       1.59       0.94       0.82
                                                               --------    --------    --------   --------   --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income .................................      (0.87)      (1.03)      (1.05)     (1.17)     (1.18)
From return of capital .....................................      (0.05)         --          --         --         --
                                                               --------    --------    --------   --------   --------
Total distributions to Common Stock Shareholders ...........      (0.92)      (1.03)      (1.05)     (1.17)     (1.18)
                                                               --------    --------    --------   --------   --------
Net asset value, end of year ...............................   $   5.98    $  12.85    $  15.80   $  15.26   $  15.49
                                                               ========    ========    ========   ========   ========
Market value, end of year ..................................   $   5.67    $  12.41    $  16.98   $  16.44   $  17.42
Total investment return based on net asset value** .........     (48.39%)    (12.90%)     10.74%      5.78%      4.73%
Total investment return based on market value** ............     (49.34%)    (21.73%)     10.47%      1.33%      5.76%
RATIOS TO AVERAGE NET ASSETS AVAILABLE
   TO COMMON STOCK SHAREHOLDERS:
      Total net assets, end of year (in 000's) .............   $ 63,277    $135,555    $165,475   $158,277   $159,101
      Operating expenses ...................................       1.99%       1.49%       1.49%      1.48%      1.48%
      Net investment income+ ...............................       8.38%       6.57%       6.39%      6.38%      7.14%
SUPPLEMENTAL DATA:++
      Portfolio turnover rate ..............................         67%         59%         71%        54%        27%
      Total net assets available to Common and Preferred
         Stock, end of year (in 000's) .....................   $118,077    $215,555    $245,475   $238,277   $239,101
      Ratio of operating expenses to total average net
         assets available to Common and Preferred Stock ....       1.15%       0.99%       0.99%      0.99%      0.99%

* Auction Preferred Stock (formerly known as Money Market Cumulative Preferred(TM) Stock).

** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

+ The net investment income ratios reflect income net of operating expenses and payments to APS Shareholders.

++   Information presented under heading Supplemental Data includes APS.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK

                                        TOTAL                                   DIVIDEND
                                      DIVIDENDS   NET ASSET        NYSE       REINVESTMENT
                                        PAID+       VALUE     CLOSING PRICE     PRICE (1)
                                      ---------   ---------   -------------   ------------
December 31, 2007 .................    $0.0860    $12.29          $11.70         $12.17
January 31, 2008 ..................     0.0860     12.93           12.82          12.92
February 29, 2008 .................     0.0775     12.62           12.00          12.03
March 31, 2008 ....................     0.0775     11.03           10.18          10.44
April 30, 2008 ....................     0.0775     11.37           11.03          11.23
May 30, 2008 ......................     0.0775     11.15           11.73          11.15
June 30, 2008 .....................     0.0775     10.28           10.44          10.28
July 31, 2008 .....................     0.0775      9.38           10.19           9.68
August 29, 2008 ...................     0.0775      9.34           10.08           9.58
October 27, 2008 (2) ..............     0.0730      6.79(3)         4.60           5.56
November 12, 2008 .................     0.0660      6.65(4)         4.70           4.91
November 28, 2008 .................     0.0660      5.98            5.67           5.40

----------
+    May include distributions classified as a tax return of capital.

(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

(2)  September 30, 2008 distribution delayed; paid on October 27, 2008.

(3)  NAV as of October 24, 2008.

(4)  NAV as of November 7, 2008.

    The accompanying notes are an integral part of the financial statements.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)

     The table below sets out information with respect to Auction Preferred Stock currently outstanding.

                                              INVOLUNTARY
                                 ASSET        LIQUIDATION
            TOTAL SHARES       COVERAGE        PREFERENCE
  DATE     OUTSTANDING (1)   PER SHARE (2)   PER SHARE (3)
--------   ---------------   -------------   -------------
11/30/08         548            $216,717        $100,000
11/30/07         800             270,586         100,000
11/30/06         800             307,433         100,000
11/30/05         800             298,367         100,000
11/30/04         800             299,078         100,000
11/30/03         800             301,240         100,000

----------
(1)  See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the APS and accumulated undeclared distributions to APS) from the Fund's total assets and dividing that amount by the number of APS shares outstanding.

(3)  Excludes accumulated undeclared dividends.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Flaherty & Crumrine Preferred Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on September 28, 1990, and commenced operations on January 31, 1991 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined in accordance with policies and procedures approved by the Board of Directors of the Fund by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Auction Preferred Stock ("APS").

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted SFAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     -    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of November 30, 2008 is as follows:

                                                                     OTHER FINANCIAL
                                                                       INSTRUMENTS
                                                     INVESTMENTS       (UNREALIZED
                                                    IN SECURITIES     APPRECIATION/
VALUATION INPUTS                                   (MARKET VALUE)    DEPRECIATION)*
----------------                                   --------------   ----------------
Level 1 -- Quoted Prices........................    $ 31,634,497           $--
Level 2 -- Other Significant Observable Inputs..      84,942,776            --
Level 3 -- Significant Unobservable Inputs......              --            --
                                                    ------------           ---
Total...........................................    $116,577,273           $--

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment. As of November 30, 2008 the Fund does not have any other financial instruments.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

     In June 2006, the FASB issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 became effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The tax periods open to examination by the Internal Revenue Service include the fiscal years ended November 30, 2008, 2007, 2006 and 2005. The Fund's major tax jurisdictions are federal and California. As of November 30, 2008, the Fund has evaluated the adoption of FIN 48 and determined that there is no material impact on the financial statements.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to APS Shareholders, during 2008 and 2007 was as follows:

            DISTRIBUTIONS PAID IN FISCAL YEAR 2008   DISTRIBUTIONS PAID IN FISCAL YEAR 2007
           ---------------------------------------   --------------------------------------
            ORDINARY      LONG-TERM     RETURN OF            ORDINARY      LONG-TERM
             INCOME     CAPITAL GAINS     CAPITAL             INCOME     CAPITAL GAINS
           ----------   -------------   ----------         -----------   -------------
Common     $9,155,620         $0         $556,396          $10,848,863         $0
Preferred  $4,493,991         $0         $      0          $ 3,924,462         $0

     As of November 30, 2008, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock Shareholders, on a tax basis, were as follows:

                               UNDISTRIBUTED    UNDISTRIBUTED          NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD   ORDINARY INCOME  LONG-TERM GAIN   APPRECIATION/(DEPRECIATION)
---------------------------   ---------------  --------------   ---------------------------
       $(21,725,359)                 $0              $0                $(66,294,786)

     At November 30, 2008, the composition of the Fund's $21,725,359 accumulated realized capital losses was $778,250, $2,761,487 and $18,185,622 incurred in 2004, 2007 and 2008, respectively. These losses may be carried forward and offset against any future capital gains through 2012, 2015 and 2016, respectively.

     RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2008, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2008. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund.

Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

PAID-IN       UNDISTRIBUTED       ACCUMULATED NET REALIZED
CAPITAL   NET INVESTMENT INCOME      GAIN ON INVESTMENTS
-------   ---------------------   ------------------------
$65,294         $230,662                 $(295,956)

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

     ADDITIONAL ACCOUNTING STANDARDS: In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. Prior to May 22, 2008, the Fund paid the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock up to $100 million and 0.50% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock in excess of $100 million.

     For purposes of calculating the fees payable to the Adviser, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund minus the sum of accrued liabilities. For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

     Effective as of May 22, 2008, the Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly total managed assets up to $100 million and 0.50% of the Fund's average monthly total managed assets of $100 million or more. For purposes of calculating the fees payable to the Adviser, Administrator and Custodian, the Fund's total managed assets means the total assets of the Fund (including any assets attributable to the Fund's auction preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., serves as the Fund's Administrator. As Administrator, PNC calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PNC's services as Administrator, the Fund pays PNC a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PNC also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PNC's services, the Fund pays PNC a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out of pocket expenses. For the purpose of calculating such fee, the Fund's average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.   PURCHASES AND SALES OF SECURITIES

     For the year ended November 30, 2008, the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $118,297,841 and $155,902,544, respectively.

     At November 30, 2008, the aggregate cost of securities for federal income tax purposes was $182,872,059, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,348,486 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $68,643,272.

Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Written option transactions during the year ended November 30, 2008, are summarized as follows:

                                                      CONTRACT    PREMIUMS
                                                       AMOUNTS    RECEIVED
                                                      --------   ---------
Written options outstanding at beginning of year ..        0     $       0
Options Opened ....................................      300       525,467
Options Exercised .................................        0             0
Options Expired ...................................        0             0
                                                      --------   ---------
Options Closed ....................................     (300)     (525,467)
Written options outstanding at end of year ........        0     $       0

5.   COMMON STOCK

     At November 30, 2008, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock Transactions were as follows:

                                                    YEAR ENDED           YEAR ENDED
                                                     11/30/08             11/30/07
                                                -----------------   -------------------
                                                SHARES    AMOUNT    SHARES     AMOUNT
                                                ------   --------   ------   ----------
Shares issued under the Dividend Reinvestment
   and Cash Purchase Plan ...................   39,898   $415,249   71,700   $1,108,498
                                                ------   --------   ------   ----------

6. AUCTION PREFERRED STOCK (APS) (FORMERLY KNOWN AS MONEY MARKET CUMULATIVE PREFERREDTM STOCK)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The APS is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of APS are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the APS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, APS at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the dividends received deduction to shares of the APS, the Fund is required to make additional distributions to APS Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the dividends received deduction.

     An auction of the APS is generally held every 49 days. Existing APS Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. APS Shareholders may also trade shares in the secondary market, if any, between auction dates. Since mid-February 2008, the normal functioning of the market for auction preferred stock of U.S. closed-end funds, including the Fund,

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

has been disrupted, and the Fund's APS holders have not been able to sell their shares through the auction process.

     The Fund announced the redemption of APS shares as noted in the table below. Mandatory redemptions are required under certain circumstances, as discussed above. Shares were redeemed at a redemption price equal to the liquidation preference of $100,000 per shares, plus the amount of accumulated but unpaid dividends for each redemption date, respectively.

     DESCRIPTION       $ AMOUNT OF APS     ANNOUNCE DATE       PAYMENT DATE
--------------------   ---------------   ----------------   ------------------
Mandatory Redemption     $ 8,100,000     October 14, 2008   November 12, 2008*
Optional Redemption      $15,000,000     October 28, 2008   November 12, 2008*
Mandatory Redemption     $ 2,100,000     October 21, 2008   November 20, 2008*

* Shares were redeemed on the dates reflected; however, from the Fund's perspective, the November 12 and November 20 mandatory redemptions were effective as of October 24, 2008 and the November 12 optional redemption was effective as of November 7, 2008. In all cases, the earlier effective date was due to the unconditional deposit of funds with the paying agent.

     At November 30, 2008, 548 shares of APS were outstanding at the annualized rate of 3.91%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. As a result of ongoing disruptions in the auction market, the Fund is paying a dividend rate equal to the maximum rate, as defined in the Fund's Articles Supplementary. The maximum rate is equal to the greater of (i) 175% of the reference rate and (ii) 2.50% plus the reference rate. "Reference Rate" means the applicable "AA" Non-Financial Composite Commercial Paper Rate. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD") and fully taxable preferred securities. Under normal market conditions, at least 80% of the value of the Fund's net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, purchases of securities on margin, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.   SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of November 30, 2008, there were no securities on loan by the Fund. Income from securities lending for the year ended November 30, 2008 was $19,688 and is included in interest income on the Statement of Operations.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Flaherty & Crumrine Preferred Income Fund Incorporated

     We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Preferred Income Fund Incorporated, including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine Preferred Income Fund Incorporated as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


(KPMG LLP)
Boston, Massachusetts
January 23, 2009

Flaherty & Crumrine Preferred Income Fund Incorporated
SUPPLEMENTARY TAX INFORMATION (UNAUDITED)

     Distributions to Common Stock and Auction Preferred Stock (APS) Shareholders are characterized as follows for purposes of Federal income taxes (as a percentage of total distributions, including any tax return of capital):

     FISCAL YEAR 2008

                   INDIVIDUAL SHAREHOLDER          CORPORATE SHAREHOLDER
               -----------------------------   -----------------------------
                       ORDINARY   TAX RETURN           ORDINARY   TAX RETURN
                QDI     INCOME    OF CAPITAL    DRD     INCOME    OF CAPITAL
               -----   --------   ----------   -----   --------   ----------
APS            65.97%   34.03%       0.00%     58.78%   41.22%       0.00%
Common Stock   61.97%   31.96%       6.07%     55.21%   38.72%       6.07%

     CALENDAR YEAR 2008

                   INDIVIDUAL SHAREHOLDER          CORPORATE SHAREHOLDER
               -----------------------------   -----------------------------
                       ORDINARY   TAX RETURN           ORDINARY   TAX RETURN
                QDI     INCOME    OF CAPITAL    DRD     INCOME    OF CAPITAL
               -----   --------   ----------   -----   --------   ----------
APS            65.47%   34.53%       0.00%     58.63%   41.37%       0.00%
Common Stock   60.68%   33.45%       5.87%     55.20%   38.93%       5.87%

     Qualified Dividend Income ("QDI") distributions are taxable at a maximum 15% personal tax rate.

SECTION 19 NOTICES

     Section 19 of the 1940 Act requires registered investment companies to include a notice with the payment of a dividend if a portion of that dividend may come from sources other than undistributed net income (other sources could include realized gains from the sale of securities and non-taxable return of capital). Copies of the Section 19 notices for the Fund are available on the website at www.preferredincome.com.

     Form 1099-DIV will be sent to shareholders in January 2009 reporting the amount and tax characterization of distributions for the 2008 calendar year.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by PNC as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PNC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PNC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PNC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PNC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2008, $2,393 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by PNC under the Plan.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PNC in writing, by completing the form on the back of the Plan account statement and forwarding it to PNC, or by calling PNC directly. A termination will be effective immediately if notice is received by PNC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PNC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PNC at 1-800-331-1710.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 7, 2008. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at www.preferredincome.com.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2008. The Fund's Form N-Q is available on the SEC's website at www.sec.gov or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

CERTIFICATIONS

     Included in the Annual Written Affirmation submitted to the NYSE, Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 16, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                        PRINCIPAL          NUMBER OF FUNDS
                                             TERM OF OFFICE           OCCUPATION(S)        IN FUND COMPLEX
     NAME, ADDRESS,          POSITION(S)      AND LENGTH OF            DURING PAST             OVERSEEN       OTHER DIRECTORSHIPS
         AND AGE           HELD WITH FUND     TIME SERVED*             FIVE YEARS            BY DIRECTOR       HELD BY DIRECTOR**
-------------------------  --------------  ------------------  --------------------------  ---------------  -----------------------
NON-INTERESTED DIRECTORS:

DAVID GALE                    Director      Class I Director   President of Delta                 4
Delta Dividend Group, Inc                        since         Dividend Group, Inc.
220 Montgomery Street                         January 1997     (investments)
Suite 1920
San Francisco, CA 94104
Age: 59

MORGAN GUST                   Director     Class III Director  Owner and operator of              4         CoBiz, Financial, Inc.
301 E. Colorado Boulevard                        since         various entities engaged                      (financial services)
Suite 720                                     January 1991     in agriculture and real
Pasadena, CA 91101                                             estate; Former President
Age: 61                                                        of Giant Industries, Inc.
                                                               (petroleum refining and
                                                               marketing) from March
                                                               2002 through June 2007

KAREN H. HOGAN+               Director      Class I Director   Active Committee Member            4
301 E. Colorado Boulevard                        since         and Volunteer to several
Suite 720                                      April 2005      non-profit organizations;
Pasadena, CA 91101                                             from September 1985 to
Age: 47                                                        January 1997, Senior Vice
                                                               President of Preferred
                                                               Stock Origination at
                                                               Lehman Brothers and
                                                               Previously, Vice President
                                                               of New Product
                                                               Development

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.The three year term for each class expires as follows:

          CLASS I DIRECTORS -- three year term expires at the Fund's 2011 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS II DIRECTORS -- three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTOR -- three year term expires at the Fund's 2010 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Preferred Stock.

                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                        PRINCIPAL          NUMBER OF FUNDS
                                             TERM OF OFFICE           OCCUPATION(S)        IN FUND COMPLEX
     NAME, ADDRESS,          POSITION(S)      AND LENGTH OF            DURING PAST             OVERSEEN       OTHER DIRECTORSHIPS
         AND AGE           HELD WITH FUND     TIME SERVED*             FIVE YEARS            BY DIRECTOR       HELD BY DIRECTOR**
-------------------------  --------------  ------------------  --------------------------  ---------------  -----------------------
NON-INTERESTED DIRECTORS:

ROBERT F. WULF                Director      Class II Director  Financial Consultant;              4
P.O. Box 753                  and Audit           since        Trustee, University of
Neskowin, OR 97149            Committee       January 1991     Oregon Foundation;
Age: 71                       Chairman                         Trustee, San Francisco
                                                               Theological Seminary

INTERESTED DIRECTOR:

DONALD F. CRUMRINE+, ++       Director,     Class II Director  Chairman of the Board              4
301 E. Colorado Boulevard    Chairman of          since        and Director of Flaherty &
Suite 720                     the Board       January 1991     Crumrine Incorporated
Pasadena, CA 91101            and Chief
Age: 61                       Executive
                              Officer

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.The three year term for each class expires as follows:

          CLASS I DIRECTORS -- three year term expires at the Fund's 2011 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS II DIRECTORS -- three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTOR -- three year term expires at the Fund's 2010 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Preferred Stock.

++ "Interested person" of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                        PRINCIPAL
                                             TERM OF OFFICE           OCCUPATION(S)
     NAME, ADDRESS,          POSITION(S)      AND LENGTH OF            DURING PAST
         AND AGE           HELD WITH FUND      TIME SERVED             FIVE YEARS
-------------------------  --------------  ------------------  --------------------------
OFFICERS:

ROBERT M. ETTINGER            President           Since        President and Director of
301 E. Colorado Boulevard                     October 2002     Flaherty & Crumrine
Suite 720                                                      Incorporated
Pasadena, CA 91101
Age: 50

R. ERIC CHADWICK           Chief Financial        Since        Director of Flaherty &
301 E. Colorado Boulevard   Officer, Vice       July 2004      Crumrine Incorporated
Suite 720                   President and                      since June 2006;
Pasadena, CA 91101            Treasurer                        Vice President of Flaherty
Age: 33                                                        & Crumrine Incorporated

CHAD C. CONWELL                 Chief             Since        Chief Compliance Officer
301 E. Colorado Boulevard    Compliance         July 2005      of Flaherty & Crumrine
Suite 720                   Officer, Vice                      Incorporated since
Pasadena, CA 91101          President and                      September 2005; Vice
Age: 36                       Secretary                        President of Flaherty &
                                                               Crumrine Incorporated
                                                               since July 2005; Attorney
                                                               with Paul, Hastings,
                                                               Janofsky & Walker LLP from
                                                               September 1998 to June
                                                               2005

BRADFORD S. STONE          Vice President         Since        Director of Flaherty &
392 Springfield Avenue      and Assistant       July 2003      Crumrine Incorporated
Mezzanine Suite               Treasurer                        since June 2006; Vice
Summit, NJ 07901                                               President of Flaherty &
Age: 49                                                        Crumrine Incorporated

LAURIE C. LODOLO              Assistant           Since        Assistant Compliance
301 E. Colorado Boulevard    Compliance         July 2004      Officer of Flaherty &
Suite 720                      Officer,                        Crumrine Incorporated
Pasadena, CA 91101            Assistant                        since August 2004;
Age: 45                     Treasurer and                      Secretary of Flaherty &
                              Assistant                        Crumrine Incorporated
                              Secretary                        since February 2004;
                                                               Account Administrator of
                                                               Flaherty & Crumrine
                                                               Incorporated

DIRECTORS
     Donald F. Crumrine, CFA
        Chairman of the Board
     David Gale
     Morgan Gust
     Karen H. Hogan
     Robert F. Wulf, CFA

OFFICERS
     Donald F. Crumrine, CFA
        Chief Executive Officer
     Robert M. Ettinger, CFA
        President
     R. Eric Chadwick, CFA
        Chief Financial Officer,
        Vice President and Treasurer
     Chad C. Conwell
        Chief Compliance Officer,
        Vice President and Secretary
     Bradford S. Stone
        Vice President and
        Assistant Treasurer
     Laurie C. Lodolo
        Assistant Compliance Officer,
        Assistant Treasurer and
        Assistant Secretary

INVESTMENT ADVISER
     Flaherty & Crumrine Incorporated
     e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE PREFERRED INCOME FUND?

     -    If your shares are held in a Brokerage Account, contact your Broker.

     - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --

               PNC Global Investment Servicing
               (U.S.) Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                           (FLAHERTY & CRUMRINE LOGO)
                              PREFERRED INCOME FUND

                                 Annual Report

                                November 30, 2008

                             www.preferredincome.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,000 for 2008 and $40,600 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
          (a) of this Item are $0 for 2008 and $0 for 2007.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,100 for 2008 and $7,300 for 2007.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $17,200 for 2008 and $15,100 for 2007. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

     (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b) 0%

               (c) 0%

               (d) 0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):

As adviser to the "U.S. Funds"   Flaherty & Crumrine Preferred Income Fund
                                 Flaherty & Crumrine Preferred Income Opportunity Fund
                                 Flaherty & Crumrine/Claymore Preferred Securities Income Fund
                                 Flaherty & Crumrine/Claymore Total Return Fund

As sub-adviser
to the "Canadian Fund"           Flaherty & Crumrine Investment Grade Fixed Income Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.

FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.

ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under "Item 2 - Codes of Ethics" and "Item 7 - Proxy Voting Policies."

(A)(1) PORTFOLIO MANAGERS

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2008:

                                                                                                 # of Accounts
                                                                                                  Managed for
                                                                     Total                       which Advisory
   Name of Portfolio                                             # of Accounts   Total Assets   Fee is Based on
Manager or Team Member              Type of Accounts                Managed          (mm)         Performance
----------------------   -------------------------------------   -------------   ------------   ---------------
1. Donald F. Crumrine    Other Registered Investment Companies:         3           883,418            0
                         Other Pooled Investment Vehicles:              2                79            0
                         Other Accounts:                               18             1,105            0

2. Robert M. Ettinger    Other Registered Investment Companies:         3           883,418            0
                         Other Pooled Investment Vehicles:              2                79            0
                         Other Accounts:                               18             1,105            0

3. R. Eric Chadwick      Other Registered Investment Companies:         3           883,418            0
                         Other Pooled Investment Vehicles:              2                79            0
                         Other Accounts:                               18             1,105            0

4. Bradford S. Stone     Other Registered Investment Companies:         3           883,418            0
                         Other Pooled Investment Vehicles:              2                79            0
                         Other Accounts:                               18             1,105            0

POTENTIAL CONFLICTS OF INTEREST

In addition to the Fund, the Portfolio Managers jointly manage accounts for three other closed-end funds, two Canadian funds and other institutional clients. As a result, potential conflicts of interest may arise as follows:

     - ALLOCATION OF LIMITED TIME AND ATTENTION. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

     - ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

     - PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

     - VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(A)(3) PORTFOLIO MANAGER COMPENSATION

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2008:

                     Dollar Range of Fund Shares
       Name              Beneficially Owned*
------------------   ---------------------------
Donald F. Crumrine       $50,001 to $100,000
Robert M. Ettinger       $50,001 to $100,000
R. Eric Chadwick         $50,001 to $100,000
Bradford S. Stone        $50,001 to $100,000

* INCLUDES 7,169 SHARES HELD BY FLAHERTY & CRUMRINE INCORPORATED OF WHICH EACH PORTFOLIO MANAGER HAS BENEFICIAL OWNERSHIP.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Flaherty & Crumrine Preferred Income Fund Incorporated


By (Signature and Title)*              /s/ Donald F. Crumrine
                                       -----------------------------------------
                                       Donald F. Crumrine, Director, Chairman of
                                       the  Board and Chief Executive Officer
                                       (principal executive officer)

Date 1/28/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*              /s/ Donald F. Crumrine
                                       -----------------------------------------
                                       Donald F. Crumrine, Director, Chairman of
                                       the  Board and Chief Executive Officer
                                       (principal executive officer)

Date 1/28/09


By (Signature and Title)*              /s/ R. Eric Chadwick
                                       -----------------------------------------
                                       R. Eric Chadwick, Chief Financial
                                       Officer, Treasurer, and Vice President
                                       (principal financial officer)

Date 1/28/09

* Print the name and title of each signing officer under his or her signature.